 Item 1: Report to Shareholders

Maryland Short-Term Tax-Free Bond Fund	February 28, 2005

The views and opinions in this report were current as of February 28, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds generally produced positive returns and outperformed their taxable bond counterparts for the year ended February 28, 2005. Most of the municipal market’s gains occurred in the last six months—a period characterized by rising short-term interest rates, steady economic growth, elevated oil prices, and an unexpected decline in long-term interest rates. For the past 6- and 12-month periods, long-term securities outperformed short-term while high-yield municipals produced better results than investment-grade muni issues. The Maryland Tax-Free Funds generated modest returns that were largely in line with the national averages.

MARKET ENVIRONMENT

Twelve months ago, at the beginning of our fiscal year, the economy was growing vigorously, and the Federal Reserve prepared to unwind—at a “measured” pace—the accommodative monetary policy that had prevailed for almost three years. From June 30, 2004, through the end of February 2005—and despite a brief period of uncertainty about the economic outlook related to geopolitical concerns, rising oil prices, and a tight presidential race—the central bank raised the federal funds target rate in quarter-point increments from 1.00% to 2.50%, a three-year high.

As shown in the graph, municipal money market yields rose steadily for most of the year. Long- term rates, on the other hand, declined after peaking in the spring of 2004—the opposite of what one would expect when the Fed is raising short-term rates. The result was that longer-term municipal securities outperformed short- and intermediate-term bonds in the last six months and for our entire fiscal year.

MUNICIPAL MARKET NEWS

New municipal supply totaled $360 billion in 2004, approximately 6% below the previous year’s record. While new issuance was high from a historical perspective, the increased participation of property and casualty insurance companies and other nontraditional buyers of municipal securities easily absorbed supply, which reduced downward pressure on municipal bond prices. Many states have recovered nicely from the 2001 recession as higher-than-anticipated revenues, spending cuts, and fee increases have improved many states’ finances and reduced the need to borrow.

Local governments and school districts are also participating in the states’ recovery in that they are receiving more in assistance and transfers. The rise in housing prices over the last three years also benefited local governments since it resulted in increased property tax receipts, which are localities’ primary revenue source. Broadly speaking, the outlook for public finance is brighter, though escalating pension and benefit costs may hinder further improvement.

MARYLAND MARKET NEWS

Maryland has a long record of fiscal stability and strong demographics, and its economy continued to fare quite well versus the national averages. The state’s unemployment rate stood at 4.0% at the end of 2004, significantly lower than the 5.5% national average, and Maryland’s per capita personal income was 118% of the national average, according to latest available data, making it one of the wealthiest states in the nation. In 2004, Maryland municipalities issued $6.1 billion of debt, $500 million less than in 2003. The consistently top-flight fiscal stewardship sustained the state’s position in the highest credit rating category from each of the major rating agencies: Aaa, AAA, and AAA from Moody’s Investors Service, Standard & Poor’s, and Fitch Ratings, respectively, and rate the state’s outlook as stable.

Expenditures from the General Fund continued to be managed conservatively. Fiscal year 2004 ended with a General Fund surplus (excess of sources over uses) of $305 million and an ending unreserved General Fund balance of $640 million, or 4% of General Fund revenues. Through January, fiscal 2005 financial performance is ahead of the state’s budget forecast. We expect Maryland to end fiscal 2005 with another surplus.

Although Governor Ehrlich has balanced the fiscal 2006 budget, Maryland continues to be challenged by a structural budget gap due to rising human service and educational funding costs, which may require the use of some one-time solutions.

PERFORMANCE AND PORTFOLIO STRATEGIES

Maryland Tax-Free Money Fund

The Maryland Tax-Free Money Fund generated a 0.54% return for the six-month period ended February 28, 2005, marginally outperforming the Lipper Other States Tax-Exempt Money Market Funds Average. For the 12-month period, your fund’s 0.80% gain was also slightly ahead of the Lipper peer group. In both periods, our focus on very short-term securities, which allowed us to reinvest proceeds from maturing issues at higher yields, benefited our relative performance.

PERFORMANCE COMPARISON

Periods Ended 2/28/05	6 Months	12 Months
Maryland Tax-Free Money Fund	0.54%	0.80%
Lipper Other States Tax-Exempt
Money Market Funds Average	0.51	0.75

A tightening of monetary conditions by the Federal Reserve has been good news for money fund investors. The string of successive fed funds rate increases has pushed money fund yields substantially higher. The fund’s seven-day simple dividend yield nearly doubled over the past six months, rising to 1.37% at the end of the reporting period from 0.72% on August 31, 2004. If the Fed continues to raise short-term rates, money fund yields should continue to improve.

PORTFOLIO CHARACTERISTICS

Periods Ended	8/31/04	2/28/05
Price Per Share	$1.00	$1.00
Dividends Per Share
For 6 months	0.003	0.005
For 12 months	0.005	0.008
Dividend Yield (7-Day Simple) *	0.72%	1.37%
Weighted Average Maturity (days)	30	30

* Dividends earned for the last seven days of each period are annualized and divided by the fund’s net asset value at the
end of the period.
Note: A money fund’s yield more closely reflects its current earnings than the total return.

Since our August report, the money markets have absorbed four Federal Reserve interest rate increases and the market continues to price in expectations for further hikes in short-term rates. One-year Libor—a taxable money fund benchmark rate—has moved 131 basis points higher since August to 3.57% from 2.26% . Municipal rates, which generally move in tandem with taxable rates, rose in a similar fashion. Variable-rate debt with maturities out to seven days increased an average of 60 basis points in yield since August. Longer-dated yields moved even higher, pricing in the risk of further Fed moves. Six-month municipal note yields rose 80 basis points since August to 2.15%, and one-year note yields climbed 78 basis points to 2.35% .

PORTFOLIO DIVERSIFICATION

Percent of		Percent of
Net Assets		Net Assets
Periods Ended	8/31/04	2/28/05
General Obligation – Local	19.8%	20.6%
Life Care/Nursing Home Revenue	12.0	16.9
Educational Revenue	14.2	16.5
Housing Finance Revenue	20.4	12.6
Hospital Revenue	10.4	10.8
General Obligation – State	2.1	4.5
Dedicated Tax Revenue	2.7	2.1
Prerefunded Bonds	0.3	1.1
Lease Revenue	0.0	1.0
Industrial and Pollution
Control Revenue	0.7	0.7
All Other Sectors	17.2	13.6
Other Assets Less Liabilities	0.2	-0.4
Total	100.0%	100.0%

Historical weightings reflect current industry/sector classifications.

With rates increasing, we maintained a short weighted average maturity (WAM). At the end of the fund’s fiscal year, the portfolio’s WAM was 30 days, unchanged from six months earlier. Our investment focus continues to be on high-quality, short-maturity issues with an emphasis on variable-rate debt and commercial paper. However, during the past six months, we extended the fund’s maturity on a limited basis when we felt we could exploit a temporary yield advantage. In general, a shorter WAM benefits shareholders in a rising rate environment because assets can be reinvested more quickly at successively higher rates.

With economic recovery appearing firmly entrenched and fears of deflation long since forgotten, the market anticipates the Fed will continue to raise rates through the balance of the year. With this in mind, we intend to continue our current strategy, managing the fund with a short weighted average maturity and concentrating on exploiting temporary yield advantages in short-term securities. Following this strategy, we expect the fund’s yield to rise gradually for the remainder of this current cycle of Fed tightening.

Maryland Short-Term Tax-Free Bond Fund

The Maryland Short-Term Tax-Free Bond Fund returned -0.17% and -0.30% for the 6- and 12-month periods ended February 28, 2005, respectively. The portfolio’s results trailed the Lipper Short Municipal Debt Funds Average for both periods. Although the past 12 months have been a difficult period for short-term municipals and your fund—reflecting the low interest rate environment—our 5- and 10-year results are modestly ahead of the benchmark Lipper average (see the fund’s annualized returns tables after the letter). Additionally, our comparison to the Lipper peer group suffered in part because we are a single-state fund in a peer group that can invest nationally.

PERFORMANCE COMPARISON

Periods Ended 2/28/05	6 Months	12 Months
Maryland Short-Term
Tax-Free Bond Fund	-0.17%	-0.30%
Lipper Short Municipal Debt
Funds Average	0.23	0.24

PORTFOLIO CHARACTERISTICS

Periods Ended	8/31/04	2/28/05
Price Per Share	$5.22	$5.16
Dividends Per Share
For 6 months	0.05	0.05
For 12 months	0.11	0.10
30-Day Dividend Yield *	1.95%	2.03%
30-Day Standardized
Yield to Maturity	1.59	2.13
Weighted Average
Maturity (years)	2.2	2.2
Weighted Average Effective
Duration (years)	2.0	2.0

* Dividends earned for the last 30 days of each period indicated
are annualized and divided by the fund’s net asset value at the end of the period.

The fund generated $0.05 and $0.10 of dividend income over the past six and 12 months, respectively. However, the share price loss, due to the steadily rising interest rates, more than offset the income. The portfolio’s 30-day dividend yield, 2.03%, was marginally higher than at the end of the reporting period six months ago, although the 30-day standardized yield to maturity rose substantially to 2.13%.

Short-term and short-intermediate term bonds were the worst-performing areas of the municipal market for the past 12 months, as they were most affected by the rise in short-term rates and expectations for future rate increases. For example, three-year, high-grade Maryland general obligation bonds yielded 1.6% last February, which didn’t provide much of a yield cushion for a rising rate environment. Those yields are up roughly 100 basis points over the year and should provide more of a cushion if bond prices continue falling.

PORTFOLIO DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	8/31/04	2/28/05
General Obligation – Local	29.1%	31.3%
General Obligation – State	15.9	12.0
Hospital Revenue	12.3	10.5
Solid Waste Revenue	7.9	10.1
Prerefunded Bonds	6.8	8.5
Educational Revenue	5.2	6.0
Lease Revenue	4.4	4.9
Ground Transportation Revenue	3.3	3.6
Electric Revenue	3.0	3.3
Dedicated Tax Revenue	3.9	1.9
All Other Sectors	7.1	6.7
Other Assets Less Liabilities	1.1	1.2
Total	100.0%	100.0%

Historical weightings reflect current industry/sector classifications.

Approximately half the portfolio is invested in securities with maturities of two years or less. Another 29% matures in two to four years, and the balance (21% of assets) has maturities between four and six years. This posturing reflects our belief that interest rates will continue to rise and should allow us to opportunistically reinvest the proceeds from maturing securities in issues with higher yields. Over the course of fiscal 2005, we shifted the portfolio from a neutral duration posture to a more defensive position that was shorter than our benchmark at the end of the year.

Our sector allocation was little changed over the past six months. We added to solid waste holdings, which offer a bit more yield, and reduced our allocation to state general obligations. Hospital revenue holdings also declined since August, and we have more hospital investments maturing this summer with no uptick in supply expected.

Looking ahead, we think short-term rates will continue to move higher. However, we expect your fund to generate better returns in the coming year than it did for the past 12 months because the fixed income markets have already factored in the prospect of several more fed funds increases, and interest rates are significantly higher today than a year ago. The higher yield component should help offset any potential deterioration in bond values. In the near term, we intend to maintain a defensive posture. As always, we will rely on our credit analysts to find and add lower-rated, higher-yielding securities that can enhance returns over time.

Maryland Tax-Free Bond Fund

The Maryland Tax-Free Bond Fund returned 2.01% for the past six months and its fiscal year. Your fund’s 6- and 12-month results were better than the Lipper peer group’s 1.78% and 1.91% returns, respectively. The portfolio’s long-term returns, as shown in the annualized performance tables after the letter, are also well ahead of the Lipper average for Maryland municipal debt funds.

PERFORMANCE COMPARISON

Periods Ended 2/28/05	6 Months	12 Months
Maryland Tax-Free Bond Fund	2.01%	2.01%
Lipper Maryland Municipal
Debt Funds Average	1.78	1.91

Long-term interest rates spiked higher last spring and have trended steadily lower since then. However, we are pleased to report that dividend income—$0.47 for the past 12 months—was identical to the dividends paid over the 12-month periods ended six months and one year ago. Although we endured a difficult first half of our fiscal year, when the share price decline almost completely offset income, we made every effort to maintain the portfolio’s dividend stream without compromising our credit standards. At the end of the reporting period, the fund’s 30-day dividend yield was 4.38%, modestly higher than 4.25% at the end of February 2004. This was in part due to the fund’s expense ratio, which has remained well below the Lipper peer group average and aided our relative performance.

For the past six months, we concentrated our new investments in longer-maturity securities because we (correctly) believed that the municipal yield curve was too steep by historical standards and would likely flatten. We took advantage of the higher yields available on the long end and increased our long-maturity holdings over the period. Overall, duration and average maturity were little changed because we kept a portion of the portfolio in the short-and intermediate-term areas of the curve to offset the higher risk of the longer holdings. For the period, our best returns were in our longer-maturity holdings.

PORTFOLIO CHARACTERISTICS

Periods Ended	8/31/04	2/28/05
Price Per Share	$10.79	$10.77
Dividends Per Share
For 6 months	0.24	0.23
For 12 months	0.47	0.47
30-Day Dividend Yield *	4.40%	4.38%
30-Day Standardized
Yield to Maturity	3.51	3.38
Weighted Average
Maturity (years)	14.3	14.2
Weighted Average
Effective Duration (years)	5.1	5.0

* Dividends earned for the last 30 days of each period indicated
are annualized and divided by the fund’s net asset value at the end of the period.

We utilized our proprietary research to focus our new investments in higher-yielding credits because, in our view, an improving economy should help this sector sustain its recovery. However, because new issuance in this credit range was limited, we added only selectively to this sector. Among our new additions was a small position in bonds backed by the Hyatt in Cambridge. This project has improved greatly from a rocky start several years ago. We will continue to look for similar higher-yielding securities that meet our stringent credit requirements. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

We targeted a conservative interest rate posture as we braced for higher rates, but over the past six months we made only modest sector allocation adjustments. While we took profits in the hospital sector and state general obligations, we gradually increased our weight in education revenue holdings and maintained broad diversification. During this reporting period, yield curve position had a greater impact on the portfolio than sector allocation. For the past six months, our short positions lagged while our increase in long holdings served the portfolio well.

PORTFOLIO DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	8/31/04	2/28/05
Hospital Revenue	19.2%	17.8%
Educational Revenue	8.7	10.9
Prerefunded Bonds	8.9	10.1
General Obligation – Local	8.5	9.0
Housing Finance Revenue	7.4	6.4
Escrowed to Maturity	4.7	5.4
Ground Transportation Revenue	5.2	5.0
Solid Waste Revenue	5.0	4.9
General Obligation – State	7.3	4.7
Water and Sewer Revenue	4.0	3.9
All Other Sectors	20.2	20.6
Other Assets Less Liabilities	0.9	1.3
Total	100.0%	100.0%

Historical weightings reflect current industry/sector classifications.

OUTLOOK

While heightened energy prices may dampen consumer spending, strong fundamentals support our outlook for sustained economic expansion. Because the Fed remains committed to removing monetary policy accommodation, interest rates along the yield curve are more likely to rise than fall, suggesting a more challenging bond market environment in the period ahead.

Although it may be time for renewed caution regarding fixed-income investments, we believe several factors are likely to temper a broad increase in interest rates. First, the current cyclical increase in inflation may be modest compared with previous inflationary periods, as forces that encourage price increases—such as dollar weakness and a tighter labor market—may be offset to some degree by forces that tend to restrain inflation, including productivity gains and intense global price competition. Second, reduced supply in a higher interest rate environment should lead to less refinancing issuance, less borrowing, and generally better fiscal conditions. Third, the greater transparency of the Federal Open Market Committee process, as evidenced by the earlier publication of Fed meeting minutes, may lessen the prospect for a surprise rate hike by the central bank and should help mitigate any overreaction to new economic data. Finally, given that the municipal yield curve remains somewhat steep, we believe that bonds with longer maturities still offer value to investors.

Respectfully submitted,

Joseph K. Lynagh

Chairman of the Investment Advisory Committee

Maryland Tax-Free Money Fund

Charles B. Hill

Chairman of the Investment Advisory Committee

Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk

Chairman of the Investment Advisory Committee

Maryland Tax-Free Bond Fund

March 16, 2005

Each committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment programs.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study the trends reflected by yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

		Since
		Inception
Periods Ended 2/28/05	1 Year	3/30/01
Maryland Tax-Free Money Fund	0.80%	1.04%
Lipper Other States Tax-Exempt Money Market Funds Average	0.75	0.97

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/28/05	1 Year	5 Years	10 Years
Maryland Short-Term Tax-Free Bond Fund	-0.30%	3.40%	3.69%
Lehman Brothers 3-Year State GO Bond Index	0.17	4.53	4.70
Lipper Short Municipal Debt Funds Average	0.24	3.34	3.68

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/28/05	1 Year	5 Years	10 Years
Maryland Tax-Free Bond Fund	2.01%	6.73%	5.98%
Lehman Brothers Municipal Bond Index	2.96	7.18	6.51
Lipper Maryland Municipal Debt Funds Average	1.91	6.01	5.37

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE MARYLAND TAX-FREE MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05

Actual	$1,000.00	$1,005.40	$2.73
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,022.07	$2.76

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE MARYLAND SHORT-TERM TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05

Actual	$1,000.00	$998.30	$2.68
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,022.12	$2.71

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.54%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE MARYLAND TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05

Actual	$1,000.00	$1,020.10	$2.40
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,022.41	$2.41

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.48%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

	7-Day
	Simple				Since	Inception
Periods Ended 12/31/04	Yield	1 Year	5 Years	10 Years	Inception	Date

Maryland Tax-Free
Money Fund	1.30%	0.67%	–	–	1.03%	3/30/01
Lipper Other States Tax-
Exempt Money Market
Funds Average	–	0.61	–	–	0.96	–
Maryland Short-Term
Tax-Free Bond Fund	–	0.88	3.58%	3.93%	–	–
Lipper Short Municipal
Debt Funds Average	–	1.02	3.45	3.86	–	–
Lehman Brothers 3-Year
State GO Bond Index	–	1.93	4.73	4.92	–	–
Maryland Tax-Free
Bond Fund	–	3.51	6.81	6.50	–	–
Lipper Maryland Municipal
Debt Funds Average	–	3.32	6.02	5.92	–	–
Lehman Brothers Municipal
Bond Index	–	4.48	7.20	7.06	–	–

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance infor-
mation, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the funds’ fiscal periods. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. A money fund’s yield more closely represents its current earnings than the total return.

FINANCIAL HIGHLIGHTS		For a share outstanding throughout each period

	Year
	Ended
	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$5.28	$5.30	$5.26	$5.17	$5.04

Investment activities
Net investment income (loss)	0.10	0.12	0.15	0.18	0.20*
Net realized and
unrealized gain (loss)	(0.12)	(0.02)	0.04	0.09	0.13
Total from
investment activities	(0.02)	0.10	0.19	0.27	0.33

Distributions
Net investment income	(0.10)	(0.12)	(0.15)	(0.18)	(0.20)

NET ASSET VALUE
End of period	$5.16	$5.28	$5.30	$5.26	$5.17

Ratios/Supplemental Data
Total return^	(0.30)%	1.94%	3.62%	5.32%	6.60%*
Ratio of total expenses to
average net assets	0.53%	0.53%	0.54%	0.59%	0.60%*
Ratio of net investment
income (loss) to average
net assets	2.00%	2.31%	2.76%	3.45%	3.85%*
Portfolio turnover rate	25.4%	35.5%	31.9%	23.8%	29.2%
Net assets, end of period
(in thousands)	$206,962	$251,648	$229,461	$158,145	$117,477

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.60% contractual expense limitation in effect through 2/28/03.
**Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)
(Amounts in 000s)	$ Par	Value

MARYLAND 92.6%
Anne Arundel County, GO
5.00%, 3/1/07	525	549
Consolidated General Improvement
5.00%, 3/1/08	3,360	3,577
5.00%, 4/1/09	1,595	1,724
Baltimore City, Board of Ed. Administration, COP
5.25%, 4/1/05 (MBIA Insured)	2,025	2,031
Baltimore City School Board, GO
5.00%, 5/1/05	1,870	1,880
5.00%, 5/1/07	1,000	1,050
Baltimore County, GO
Partnership Equipment Acquisition, 4.00%, 8/1/05	3,695	3,723
Metropolitan Dist. 66th Issue, 5.00%, 7/1/07	195	206
Pension Funding, 5.00%, 8/1/09	750	807
Public Improvement, 5.00%, 6/1/07	2,175	2,289
Baltimore County Economic Dev.
Garrison Forest School, VRDN (Currently 1.83%)	1,600	1,600
Maryvale Preparatory School, 6.50%, 5/1/08	655	650
Calvert County, GO
5.00%, 7/15/09	3,450	3,735
5.375%, 1/1/07 (Prerefunded 1/1/06†)	275	284
5.50%, 1/1/09 (Prerefunded 1/1/06†)	1,250	1,295
Harford County, GO, Consolidated Public Improvement
5.00%, 12/1/10	2,765	3,041
Howard County, GO
Consolidated Public Improvement
5.00%, 2/15/06	700	718
5.00%, 8/15/07	750	792
5.00%, 8/15/08	2,000	2,146
Metropolitan Dist., 5.00%, 8/15/08	1,075	1,154
Maryland, State & Local Fac.
5.70%, 3/15/10 (Prerefunded 3/15/05†)	2,000	2,043
Maryland, GO
5.50%, 3/1/10	1,000	1,114
State & Local Fac.
5.00%, 2/1/06	3,655	3,744
5.00%, 7/15/06	650	672
5.00%, 8/1/06	590	611
5.00%, 3/1/07	1,850	1,937
5.00%, 7/15/07	3,700	3,903
5.00%, 8/1/07	5,000	5,278
5.00%, 8/1/09	2,075	2,252
5.25%, 7/15/06	4,000	4,151
Capital Improvement, 5.25%, 3/1/06	1,050	1,080
Maryland DOT
5.00%, 10/15/07 #	465	489
5.25%, 2/1/08	2,700	2,891
COP, 5.00%, 10/15/05 #	1,045	1,063
Consolidated Transportation, 5.25%, 9/1/05	1,085	1,102
Maryland Economic Dev. Corp.
Associated Jewish Charities
5.50%, 7/15/05	360	363
5.50%, 7/15/06	380	391
5.50%, 7/15/07	400	417
Federation of American Societies, VRDN (Currently 1.83%)	1,000	1,000
Maryland Aviation Administration
5.00%, 6/1/08 (FSA Insured) #	1,425	1,512
5.00%, 6/1/09 (FSA Insured) #	2,395	2,564
Student Housing, Univ. Village at Sheppard Pratt
4.40%, 7/1/05 (ACA Insured)	250	252
4.55%, 7/1/06 (ACA Insured)	250	255
U.S. Pharmacopeial, VRDN (Currently 1.80%) (AMBAC Insured)	700	700
Waste Management, 2.30%, 4/1/16 (Tender 4/1/06) #	2,500	2,471
Maryland HHEFA
Adventist Healthcare, 5.00%, 1/1/12	1,440	1,509
Board of Child Care, 5.00%, 7/1/05	1,010	1,019
Calvert Memorial Hosp., 4.75%, 7/1/09	275	290
Carroll County Hosp. Center, 4.40%, 7/1/09	515	534
Johns Hopkins Hosp
5.00%, 8/1/06	2,665	2,753
5.00%, 5/15/08	1,640	1,740
Johns Hopkins Univ.
6.00%, 7/1/07	1,000	1,076
6.00%, 7/1/39 (Prerefunded 7/1/09†)	4,340	4,914
Kennedy Krieger Institute, 6.00%, 7/1/05	430	435
Lifebridge Health
4.00%, 7/1/06	1,050	1,066
5.00%, 7/1/09	1,225	1,307
5.00%, 7/1/10	565	606
Memorial Hosp. at Easton, 5.00%, 7/1/05 (MBIA Insured)	430	434
Mercy Ridge Retirement Community, 5.00%, 4/1/08	2,000	2,034
Sheppard & Enoch Pratt Foundation
Muni Auction Rate (Currently 2.05%) (RAA Insured)	3,075	3,075
5.00%, 7/1/05	1,000	1,008
5.00%, 7/1/06	1,300	1,338
Stella Maris Operating Corp., VRDN (Currently 1.90%)	1,100	1,100
Suburban Hosp., 5.00%, 7/1/09	1,725	1,840
Univ. of Maryland Medical System
5.00%, 7/1/05	1,020	1,029
5.00%, 7/1/09	1,020	1,088
6.00%, 7/1/05	250	253
Maryland Ind. Dev. Fin. Auth., Sheppard & Enoch Pratt Foundation
4.25%, 12/31/11	1,455	1,435
Maryland National Capital Park & Planning Commission, GO
Prince Georges County Park Acquisition, 6.25%, 1/15/07	1,250	1,333
Maryland Transportation Auth.
5.00%, 7/1/06 (FSA Insured)	1,000	1,034
5.80%, 7/1/06	4,000	4,173
BWI Parking, 5.25%, 3/1/09 (AMBAC Insured) #	2,840	3,051
Montgomery County
5.00%, 4/1/10	1,170	1,268
Consolidated Public Improvement
5.375%, 5/1/11 (Prerefunded 5/1/07†)	500	539
5.50%, 4/1/16 (Prerefunded 4/1/06†)	3,000	3,157
Montgomery County, GO
5.00%, 10/1/05	2,000	2,033
5.00%, 7/1/10	1,130	1,237
Consolidated Public Improvement
5.375%, 1/1/07	250	262
5.375%, 5/1/13 (Prerefunded 5/1/07†)	1,160	1,250
5.50%, 4/1/13 (Prerefunded 4/1/06†)	3,400	3,578
5.70%, 7/1/05	965	977
Montgomery County Parking, Bethesda Parking Lot
5.00%, 6/1/08 (FGIC Insured)	1,100	1,177
Northeast Maryland Waste Disposal Auth.
Montgomery County Resources Fac., Solid Waste Disposal
5.25%, 4/1/09 (AMBAC Insured) #	4,850	5,205
5.90%, 7/1/05 #	4,350	4,393
6.00%, 7/1/06 #	4,170	4,319
6.00%, 7/1/07 #	1,345	1,419
6.00%, 7/1/08 #	1,100	1,180
Northeast Maryland Waste Disposal Auth., IDRB, Baltimore Resco
Retrofit, Waste Management, 4.75%, 1/1/12 #	15	15
Ocean City, GO, 5.00%, 3/1/07 (MBIA Insured)	3,440	3,600
Prince Georges County
COP, Equipment Acquisition
4.50%, 6/15/05 (MBIA Insured)	1,265	1,273
Solid Waste Management, 5.00%, 6/15/06 (MBIA Insured)	1,750	1,807
Prince Georges County, GO
5.00%, 12/1/06	1,500	1,565
5.00%, 12/1/07	1,500	1,594
Consolidated Public Improvement
5.00%, 5/15/05 (FSA Insured)	1,000	1,006
5.00%, 5/15/07 (FSA Insured)	3,930	4,129
5.00%, 10/1/07	2,500	2,648
5.50%, 3/15/16
(Prerefunded 3/15/06†) (MBIA Insured)	535	557
Queen Annes County, GO, School & Public Fac.
5.125%, 1/15/09 (FGIC Insured)	1,530	1,654
Univ. of Maryland
5.00%, 4/1/06	2,500	2,569
Auxilary Fac. & Tuition
5.00%, 4/1/05	3,325	3,334
5.00%, 4/1/09	3,000	3,239
Washington County, GO, Public Improvement
5.00%, 1/1/06 (FSA Insured)	3,025	3,092
Washington Suburban Sanitary Dist., GO
5.00%, 6/1/06	5,000	5,159
5.00%, 6/1/07	885	931
5.00%, 6/1/09	2,600	2,816
5.25%, 6/1/08	1,030	1,110
Westminster, Carroll Lutheran Village
VRDN (Currently 1.85%)	500	500
Total Maryland (Cost $192,170)		191,572

DISTRICT OF COLUMBIA 0.6%
Washington Metropolitan Area Transit Auth.
6.00%, 7/1/09 (FGIC Insured)	1,000	1,123
Total District of Columbia (Cost $1,106)		1,123

PUERTO RICO 4.6%
Children's Trust Fund, Tobacco Settlement
4.90%, 7/1/05 (Escrowed to Maturity)	585	590
Puerto Rico Electric Power Auth.
4.00%, 7/1/05	3,760	3,782
5.00%, 7/1/06	3,000	3,093
Puerto Rico Municipal Fin. Agency, GO
5.50%, 8/1/07 (FSA Insured)	2,000	2,134
Total Puerto Rico (Cost $9,575)		9,599

U. S. VIRGIN ISLANDS 1.0%
Virgin Islands PFA
5.00%, 10/1/06	500	516
5.00%, 10/1/07	525	549
5.00%, 10/1/08	1,000	1,057
Total U. S. Virgin Islands (Cost $2,135)		2,122

Total Investments in Securities
98.8% of Net Assets (Cost $204,986)	$204,416

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Interest subject to alternative minimum tax
†	Used in determining portfolio maturity
ACA	American Capital Access Financial Guaranty
Corp.
AMBAC	AMBAC Assurance Corp.
COP	Certificates of Participation
DOT	Department of Transportation
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance Inc.
GO	General Obligation
HHEFA	Health & Higher Educational Facility
Authority
IDRB	Industrial Development Revenue Bond
MBIA	MBIA Insurance Corp.
PFA	Public Finance Authority
RAA	Radian Asset Assurance Inc.
VRDN	Variable-Rate Demand Note rate shown is
effective rate at period-end

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $204,986)	$204,416
Interest receivable	2,430
Receivable for investment securities sold	5,376
Receivable for shares sold	171
Other assets	6
Total assets	212,399

Liabilities
Investment management fees payable	66
Payable for investment securities purchased	3,591
Payable for shares redeemed	1,645
Due to affiliates	12
Other liabilities	123
Total liabilities	5,437

NET ASSETS	$206,962
Net Assets Consist of:
Undistributed net investment income (loss)	$2
Undistributed net realized gain (loss)	(636)
Net unrealized gain (loss)	(570)
Paid-in-capital applicable to 40,085,581 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	208,166

NET ASSETS	$206,962

NET ASSET VALUE PER SHARE	$5.16

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)
Year
Ended
2/28/05
Investment Income (Loss)
Interest income	$5,853
Expenses
Investment management	957
Custody and accounting	110
Shareholder servicing	106
Prospectus and shareholder reports	25
Legal and audit	15
Registration	7
Trustees	5
Miscellaneous	6
Total expenses	1,231
Expenses paid indirectly	(1)
Net expenses	1,230
Net investment income (loss)	4,623

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	(502)
Futures	(134)
Net realized gain (loss)	(636)
Change in net unrealized gain (loss) on securities	(4,989)
Net realized and unrealized gain (loss)	(5,625)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(1,002)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	Year
	Ended
	2/28/05	2/29/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,623	$5,647
Net realized gain (loss)	(636)	135
Change in net unrealized gain (loss)	(4,989)	(827)
Increase (decrease) in net assets from operations	(1,002)	4,955

Distributions to shareholders
Net investment income	(4,623)	(5,647)

Capital share transactions *
Shares sold	54,521	111,864
Distributions reinvested	3,528	4,473
Shares redeemed	(97,110)	(93,458)
Increase (decrease) in net assets from capital
share transactions	(39,061)	22,879

Net Assets
Increase (decrease) during period	(44,686)	22,187
Beginning of period	251,648	229,461

End of period	$206,962	$251,648
(Including undistributed net investment income of
$2 at 2/28/05 and $2 at 2/29/04)

*Share information
Shares sold	10,464	21,214
Distributions reinvested	679	849
Shares redeemed	(18,676)	(17,740)
Increase (decrease) in shares outstanding	(7,533)	4,323

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Short-Term Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on January 29, 1993. The fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 28, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $55,429,000 and $92,820,000, respectively, for the year ended February 28, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 28, 2005 totaled $4,623,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$555,000
Unrealized depreciation	(1,224,000)
Net unrealized appreciation (depreciation)	(669,000)
Undistributed tax-exempt income	2,000
Capital loss carryforwards	(537,000)
Paid-in capital	208,166,000

Net assets	$206,962,000

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of February 28, 2005, the fund had $537,000 of capital loss carryforwards that expire in fiscal 2013.

At February 28, 2005, the cost of investments for federal income tax purposes was $205,085,000.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and the fund’s pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At February 28, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates and $72,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price State Tax-Free Income Trust and Shareholders of T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Maryland Short-Term Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 11, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $4,684,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” trustees are officers of T. Rowe Price. The Board of Trustees elects the fund’s officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer,
1986	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2001	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation, Golden Star Resources Ltd. (5/00 to
2001	present), and Pacific Rim Mining Corporation (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999); Director,
Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
1986

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
1992	Director, AMLI Residential Properties Trust and The Rouse Company,
real estate developers

* Each independent trustee oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; President, State Tax-Free Income Trust
2004
[38]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1943)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
1986	Chairman of the Board and Director, T. Rowe Price Global Asset
[112]	Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.;
Chairman of the Board, Director, President, and Trust Officer,
T. Rowe Price Trust Company; Director, T. Rowe Price International,
Inc.; Chairman of the Board, State Tax-Free Income Trust

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Stephen V. Booth, CPA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Linda A. Brisson (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, State Tax-Free Income Trust	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price; formerly
Vice President, State Tax-Free Income Trust	Municipal Credit Analyst/Associate Director,
Standard & Poor’s Rating Services (to 2001)

Maria H. Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.; formerly Deputy General Counsel,
ACA Financial Guaranty Corporation (to 2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, State Tax-Free	T. Rowe Price; Vice President, T. Rowe Price
Income Trust	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

Philip J. Kligman, CFA (1974)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, State Tax-Free Income Trust	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Timothy G. Taylor, CFA (1975)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,082	$8,270
Audit-Related Fees	808	709
Tax Fees	2,062	2,305
All Other Fees	-	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 15, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	April 15, 2005